UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: March 27, 2006

STEELCASE INC.

Michigan (State of incorporation)	1-13873 (Commission File Number)	38-0819050 (IRS employer identification number)

901 44th Street SE Grand Rapids, Michigan (Address of principal executive offices)		49508 (Zip code)
(616) 247-2710

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement
ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
ITEM 9.01. Financial Statements and Exhibits
EXHIBIT INDEX
SIGNATURE
Summary of Steelcase Benefit Plan for Outside Directors
Summary of Compensation for the Board of Directors
Press Release issued by the Company on March 29, 2006

ITEM 1.01. Entry into a Material Definitive Agreement.
     On March 27, 2006, the Nominating & Corporate Governance Committee and the Compensation Committee of the Board of Directors of Steelcase Inc. (the “Company”) approved the removal of the Steelcase Benefit Plan for Outside Directors from the Steelcase Inc. Employee Benefit Plan and the establishment of a separate benefit plan for outside directors called the Steelcase Benefit Plan for Outside Directors (the “New Plan”). A summary of the terms and conditions of the New Plan that are material to the Company is filed as Exhibit 10.1 to this report and is incorporated herein by reference.
     On March 27, 2006, the Company’s Board of Directors approved certain changes to the compensation of the members of the Company’s Board of Directors. A summary of the compensation for members of the Board of Directors and its committees, as adopted on March 27, 2006, is filed as Exhibit 10.2 to this report and is incorporated herein by reference.
     On March 28, 2006, the Company’s Board of Directors approved a 5% merit increase in the annual base salary of James P. Hackett, the Company’s President and Chief Executive Officer, from $800,000 to $840,000. The increase will be effective as of May 8, 2006, which is the effective date for merit increases for all other Corporate and Steelcase North America salaried employees.
ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On March 27, 2006, the Board of Directors of the Company appointed Cathy D. Ross to the Company’s Board of Directors. Ms. Ross was also appointed to serve on the Audit Committee of the Board of Directors. A copy of the press release issued by the Company announcing Ms. Ross’ appointment to the Board is attached hereto as Exhibit 99.1.
ITEM 9.01. Financial Statements and Exhibits.
(d)	Exhibits. The following exhibits are filed with this Report.
EXHIBIT INDEX

Exhibit
Number	Description

10.1	Summary of Steelcase Benefit Plan for Outside Directors

10.2	Summary of Compensation for the Board of Directors for Steelcase Inc.

99.1	Press release issued by the Company on March 29, 2006, titled “Cathy Ross, Senior Vice President and Chief Financial Officer, FedEx Express, Named to Steelcase Inc. Board”

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Steelcase Inc.
Date: March 31, 2006
/s/ James P. Keane

James P. Keane
Senior Vice President
and Chief Financial Officer
(Duly Authorized Officer and
Principal Financial Officer)